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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934



Date of Report (Date of earliest event reported):    August 17, 2000 (July 14,
                                                 -----------------------------
2000)
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               NORTH GEORGIA COMMUNITY FINANCIAL PARTNERS, INC.
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              (Exact name of registrant as specified in charter)


    Georgia                       333-34908                Applied For
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(State or other               (Commission File           (I.R.S. Employer
jurisdiction of                    Number)             Identification No.)
incorporation)


350 West Belmont Drive, Calhoun, Georgia                   30701
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:     (706) 629-6499
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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of the Registrant.

     (a) North Georgia National Bank (the "Bank") reorganized into a one-bank holding company structure, effective July 14, 2000. The Bank now is a wholly-owned subsidiary of North Georgia Community Financial Partners, Inc. (the "Registrant"). The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of March 3, 2000 (the "Plan"). The Plan provides that each outstanding share of Bank common stock, except for shares held by shareholders who exercise their dissenters' rights, will be exchanged for one share of Registrant common stock.

     As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant. The amount and source of the shareholders' consideration was the 902,917 shares of Bank common stock outstanding and owned by the shareholders. The basis of the shareholders' control is their ownership of 100% of Registrant's outstanding common stock. The effective date of the reorganization was July 14, 2000. The shareholders who now control the Registrant assumed control of the Registrant from David J. Lance.

     (b) The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 2.  Acquisition and Disposition of Assets.

     (a) As a result of the reorganization, the Registrant acquired ownership of 100% of the Bank as of July 14, 2000. See Item 1 above.

     (b) The Registrant will use the Bank to conduct a general banking business.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Small Business Issuer's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     Not applicable.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

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Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

     Audited Financial Statements of the Bank as of December 31, 1999 and 1998, Notes to Financial Statements, and Independent Auditor's Report, which are incorporated herein by reference to the Financial Reports in Part I of the Registration Statement under the Securities Act of 1933 on Form S-4A, SEC File No. 333-34908.

     Unaudited Financial Statements of the Bank as of March 31, 2000 and 1999 and Notes to Financial Statements, which are incorporated herein by reference to the Financial Reports in Part I of the Registration Statement under the Securities Act of 1933 on Form S-4A, SEC File No. 333-34908.

     (b) Pro forma financial information.

     If the reorganization had occurred on January 1, 1999, the consolidated financial statements of the Registrant and the Bank as of and for the year ended December 31, 1999 and as of and for the three months ended March 31, 2000 would not have been significantly different from the financial statements of the Bank for such periods and as of such dates.

     (c)  Exhibits.

     Agreement and Plan of Share Exchange, dated as of March 3, 2000, between the Bank and the Registrant, which is incorporated herein by reference to Appendix A to Part I of the Registration Statement under the Securities Act of 1933 on Form S-4A, SEC File No. 333-34908.

Item 8.     Change in Fiscal Year.

     Not applicable.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTH GEORGIA COMMUNITY FINANCIAL
                               PARTNERS, INC.


                              By:  /s/ David J. Lance
                                  --------------------------------
                                  David J. Lance
                                  President


                              Date:  August 17, 2000
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